Third Quarter 2020 Webcast Presentation November 5, 2020 1

Forward-Looking Statements All statements made herein that are not historical facts should be considered as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding the process to divest the legacy WESCO Utility and Datacom businesses in Canada, including the expected length of the process, the expected benefits and costs of the transaction between WESCO and Anixter International Inc., including anticipated future financial and operating results, synergies, accretion and growth rates, and the combined company's plans, objectives, expectations and intentions, statements that address the combined company's expected future business and financial performance, and other statements identified by words such as "anticipate," "plan," "believe," "estimate," "intend," "expect," "project," "will" and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of WESCO's management, as well as assumptions made by, and information currently available to, WESCO's management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of WESCO's and WESCO's management's control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Those risks, uncertainties and assumptions include the risk of any unexpected costs or expenses resulting from the transaction, the risk of any litigation or post-closing regulatory action relating to the transaction, the risk that the transaction could have an adverse effect on the ability of the combined company to retain customers and retain and hire key personnel and maintain relationships with its suppliers, customers and other business relationships and on its operating results and business generally, the risk that problems may arise in successfully integrating the businesses of the companies or that the combined company could be required to divest one or more businesses, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits, the risk that the leverage of the company may be higher than anticipated, the impact of natural disasters, health epidemics and other outbreaks, especially the outbreak of COVID-19 since December 2019, which may have a material adverse effect on the combined company's business, results of operations and financial conditions, the risk that the divesture of the legacy WESCO Utility and Datacom businesses in Canada may take longer than expected and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond each company's control. Additional factors that could cause results to differ materially from those described above can be found in WESCO's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and WESCO's other reports filed with the U.S. Securities and Exchange Commission ("SEC"). Non-GAAP Measures In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles ("U.S. GAAP"), this presentation includes certain non-GAAP financial measures. These financial measures include pro forma sales, gross profit, gross margin, adjusted gross profit, adjusted gross margin, earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA, adjusted EBITDA margin, pro forma adjusted EBITDA, financial leverage, pro forma financial leverage, free cash flow, adjusted income from operations, adjusted operating margin, adjusted provision for income taxes, adjusted net income, adjusted net income attributable to WESCO International, Inc., adjusted net income attributable to common stockholders, and adjusted earnings per diluted share. The Company believes that these non-GAAP measures are useful to investors as they provide a better understanding of sales performance, and the use of debt and liquidity on a comparable basis. Additionally, certain non-GAAP measures either focus on or exclude transactions impacting comparability of results, allowing investors to more easily compare the Company's financial performance from period to period. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above. 2

Q3 Summary • Results exceeded our expectations across the board on sales, profit, and free cash flow • Exceptionally strong profitability with adjusted EBITDA margin up versus prior year – COVID-19 cost reduction actions significantly exceeded expectations – Realized cost synergies of $15 million in Q3 • Sales down 5% versus pro forma prior year – Sequential sales improvement through the quarter – EES and CSS up double digits sequentially; taking share in all three SBUs • Record Q3 backlog for WESCO + Anixter • Exceptionally strong free cash flow generation of $307 million or 315% of adjusted net income • Leverage of 4.8x including first year synergies, down 0.5x sequentially; Net debt down $280 million sequentially • Improving momentum in Q4 with preliminary October workday-adjusted sales down 3% versus prior year pro forma sales • Outstanding progress on Anixter Integration ̶ Executed full year 1 target cost synergies in first four months since close ̶ Raising year 1, 2 and 3 synergy targets ̶ Significant upside potential on our sales growth, cost, margin, and free cash flow targets •Excellent first full quarter of WESCO + Anixter 3

WESCO’s Three Strategic Business Units (SBUs) Legend Legacy WESCO Legacy Anixter Electrical & Electronic Communications & Utility & Broadband Solutions (EES) Security Solutions (CSS) Solutions (UBS) % of SALES 42% 33% 25% (2019 Pro Forma) of total company sales of total company sales of total company sales Construction | Industrial | OEM | Technology | Financial | Government | Utility | Broadband | INDUSTRIES CIG | Lighting Healthcare | Education Integrated Supply • Contractors and specialty integrators • Cloud and data center • IOUs, public power, and contractors SERVING • Industrial, automation, commercial, • Contractors and integrators • Global Service Providers, wireless and institutional, and government • Security solutions broadband operators • OEM and global complex manufacturing • Professional audio/video • Integrated Supply solutions • Turn-key lighting and energy solutions • In-building wireless • Safety solutions Industry-leading businesses diversified by products, services, end markets and geographies 4

Secular Trends Driving Growth Across All SBUs Key Secular Trends EES CSS UBS IoT and Automation Increase in number of automated processes Data Center Capacity Increased bandwidth and power demands Communications 5G build-out, fiber-to-the-x, and proliferation of streaming and mobile data consumption Supply Chain Relocation Return of supply chains to the U.S. and Canada Connected Real Estate Converged infrastructure driven by bandwidth needs Increased Security Expansion of coverage in metro areas LED Adoption Material increase in rate of LED adoption Electrification Increasing electrification of infrastructure, EVs, and renewables Mobility and Accessibility 24/7/365 connectivity driving bandwidth demand Utility Grid Investments in grid reliability and hardening Remote Connectivity Increased reliance on remote communications for work, school, and home Secure Networks Secure networks and data centers •SBUs with leading scale and well positioned to benefit from evolving secular growth trends 5

Financial Benefits of Transformational Combination Estimated Run Rate Impact After Year 3 ✓ Expands adjusted EBITDA margin 100+ bps and delivers 50 - 60% EPS accretion ✓ Doubles standalone EPS growth rate ✓ Generates annual free cash flow greater than $600 million ✓ Provides cross-selling and international expansion opportunities to significantly accelerate sales growth Substantial revenue, cost, margin and cash synergies drive significant value creation 6

Second Half Priorities – Q3 Achievements 1) Build on improving sales momentum 4) Rapidly execute Anixter merger synergies Sales up 8% sequentially on pro forma basis Executed the full year 1 run rate target of $68 million in EES and CSS up double digits sequentially on pro first four months forma basis Raising year 1, 2 and 3 synergy targets 2) Maintain disciplined cost management 5) Focus free cash flow generation on debt COVID-19 cost reduction initiatives exceeded expectations repayment Operating expenses down $44 million versus prior year Generated $307 million of free cash flow on a pro forma basis Reduced net debt by $280 million Leverage reduced from 5.3x to 4.8x including increased year 1 synergies 3) Deploy Anixter’s gross margin improvement 6) Begin reporting under new Strategic Business Unit programs that generated 7 consecutive quarters of structure improvement through Q2 2020 Completed Gross margin up 20 bps versus prior year and sequentially on a pro forma basis •Continuing to keep our commitments 7

# Integration Update

## Q3 Progress

- Excellent progress on integration with accelerating synergy generation and capture
- Executed full year 1 run rate synergy target of $68 million in four months since close with $15 million realized in Q3; revised synergy expectations
- Cross-sell pilot program established with initial encouraging results
- Divestiture of legacy WESCO Canadian Utility and Datacom businesses on track
- Initial integration progress gives us confidence that we will revisit our synergy targets as we build success upon success
- Significant upside potential on our three-year sales growth, cost, margin, and free cash flow targets

## Revised Cost Synergies

($ millions)



March
November
40%
of total
$100
$68
72%
of total
$180
$140
$250
$200
Year 1
Year 2
Year 3

Increasing estimated one-time operating costs from ~$140 million to ~$175 million over the first three years

## Synergy Type



Field Operations 20%
G&A 30%
Supply Chain 35%
Corporate Overhead 15%

**Increasing synergy targets due to outstanding execution and additional opportunities identified**

8

Third Quarter Results Overview $ in millions Except per share amounts Q3 2019 Q2 2020 Versus Versus Q3 2020 Pro Forma1 Pro Forma1 Q3 2019 Q2 2020 Sales $4,370 $3,819 $4,142 (5)% 8% Adjusted Gross Profit2 847 741 814 (4)% 10% % of sales 19.4% 19.4% 19.6% 20 bps 20 bps Adjusted EBIT3 196 160 200 3% 25% % of sales 4.5% 4.2% 4.8% 30 bps 60 bps Adjusted EBITDA 239 211 252 5% 19% % of sales 5.5% 5.5% 6.1% 60 bps 60 bps Adjusted Diluted EPS $1.66 •Year-over-year and sequential increases in margins and profitability 1 Information as filed as an exhibit to Form 8-K on November 4, 2020. 2 Adjusted Gross Margin excludes the effect of measuring the inventories acquired in the merger with Anixter at their acquisition date fair value. 3 Q2 2020 pro forma period adjusted to exclude $101 million of merger-related costs. 9

# Electrical & Electronic Solutions (EES)

$ in millions

**Sales**



Versus Pro Forma
Seq.
YOY
+13%
(10)%
$1,830
$1,464
$1,654
Q3 2019
Pro Forma
Q2 2020
Pro Forma
Q3 2020

**Adjusted EBITDA**



6.6% of sales
5.8% of sales
6.5% of sales
$122
$84
$108
Q3 2019
Pro Forma
Q2 2020
Pro Forma
Q3 2020

- Construction demand improving in North America
  - Record Q3 backlog
  - U.S. up MSD sequentially versus pro forma
  - Some project delays but not cancellations
- Increasing momentum in industrial & OEM
  - Improving short cycle conditions in most verticals
  - Robust opportunity pipeline
- Adjusted EBITDA and margin up sequentially

Awarded multiple contracts for switchgear and electrical materials including lighting for the upgrade of a water treatment facility in Ontario, Canada

**Improving sequential momentum and record backlog provides positive setup for 2021**

Adjusted EBITDA excludes the impact from foreign exchange and other non-operating expenses, stock-based compensation, merger-related costs, merger-related fair value adjustments, and gain on the sale of an asset.
See appendix for non-GAAP reconciliations.

10

Communications & Security Solutions (CSS) $ in millions Sales • Improving momentum during the quarter; Versus Pro Forma continued share gains Seq. YOY +10% (2)% • Security sales up LSD versus market down MSD $1,415 $1,260 $1,389 • Global Accounts up LSD led by strong results in Q3 2019 Q2 2020 Q3 2020 hyperscale datacenters, global security and Pro Forma Pro Forma systems integrators Adjusted EBITDA • Adjusted EBITDA and margin up sequentially 7.9% of sales 8.7% of sales 8.7% of sales $121 Awarded a multi-million dollar contract to provide a comprehensive $112 $110 solution of products and material management services for the construction of two datacenters in Mexico Q3 2019 Q2 2020 Q3 2020 Pro Forma Pro Forma •Outperforming market with industry-leading value propositions; exceptionally well-positioned in these high growth markets See appendix for non-GAAP reconciliations. 11

# Utility & Broadband Solutions (UBS)

$ in millions

**Sales**

Versus Pro Forma: Seq. **flat**, YOY **(2)%**

| Q3 2019 Pro Forma | Q2 2020 Pro Forma | Q3 2020 |
|---|---|---|
| $1,125 | $1,095 | $1,099 |

**Adjusted EBITDA**

| | Q3 2019 Pro Forma | Q2 2020 Pro Forma | Q3 2020 |
|---|---|---|---|
| Adjusted EBITDA | $77 | $83 | $86 |
| % of sales | 6.8% of sales | 7.5% of sales | 7.8% of sales |

- Broadband sales up MSD versus prior year; up HSD sequentially driven by 5G buildouts and FTTx deployments
- Traditional utility businesses flat versus prior year on combined basis
- Continuing to expand scope of services with utility customers and FTTx projects
- Adjusted EBITDA and margin up sequentially

Awarded a multi -year contract to provide electrical transmission and distribution materials and inventory management services for a public utility

**Outperforming the market and building on industry leadership and unmatched supply chain capabilities**

See appendix for non-GAAP reconciliations.

12

Free Cash Flow & Liquidity Free Cash Flow Capital Allocation Priorities and Results $ in millions 292% • Continue to rapidly delever to target range of of adjusted net income 2.0 – 3.5x net debt to adjusted EBITDA by June 2023 51% $462 of adjusted net income • Strong results in Q3 $86 – Free cash flow generation of $307 million YTD 2019 YTD 2020 – Net debt reduction of $280 million – Leverage ratio reduced from 5.3x in Q2 to 4.8x Q3 free cash flow: $307 million or 315% of adjusted net income in Q3 including increased year 1 synergies Cash & Debt Maturity Liquidity $ in millions As of 9/30/20 As of 9/30/20 $3,500 • Liquidity of ~$1.1 billion – Invested cash: $213 million $213 $0 $949 $350 $530 – Revolver availability: $727 million Cash 2021 2022 2023 2024 2025 and – AR facility availability: $135 million beyond •Outstanding free cash flow generation and strong liquidity supports future growth 13

Summary • Excellent profitability performance in a COVID-driven environment • Substantial progress made on integration execution in first four months – Increased year 1, 2 and 3 cost synergy targets to reflect accelerating execution of integration initiatives and significant upside to original targets – Already generating cross-selling revenue synergies – Executed first year synergies in first four months; increased year 1 target to $100 million – Continue to drive initiatives to exceed sales growth, margin expansion and cash generation synergy targets of the transformational combination of WESCO + Anixter • Excellent free cash flow generation demonstrating resilient business model and strength through the cycle • Exceptionally well positioned for evolving secular growth trends •WESCO’s new era is off to an exceptional start 14

ADDITIONAL INFORMATION

Electrical & Electronic Solutions (EES) Key Growth Drivers • Accelerating electrification billion • Aging public infrastructure and need for government investments $7.2 in sales • Continued LNG development • Increasing LED adoption • Customer skilled labor shortages; demanding more from supply chain partners million • Increasing automation and growth of IoT and IIoT applications $458 in adjusted EBITDA • Relocation of supply chains to North America Pro Forma 2019 • Increasing customer supply chain consolidation and outsourcing 2,900+ specialized salespeople and By Application By Region Pro Forma TTM as of 9/30/20 technical support personnel Construction 30+ countries OEM / CIG REST OF U.S. CANADA 70,000 customers WORLD 67% of sales 22% of sales 600 warehouses and branches 11% of sales 1 million+ products Industrial/ MRO •Best-in-class solutions offering with attractive secular trends driving growth 16

Communications & Security Solutions (CSS) Key Growth Drivers billion • Increased bandwidth and data center demands in sales • Increased reliance on remote communications for school, work, and home $5.6 • Return to work solutions • 24/7/365 connectivity driving IP convergence and increasing demand million • 5G build-out, FTTx, proliferation of streaming and mobile data consumption $434 in adjusted EBITDA • Smart Cities including city-wide surveillance • Growth of secure networks Pro Forma 2019 1,600 technical sales specialists, By Application By Region Pro Forma TTM as of 9/30/20 multi-level technical support Other 50+ countries Security REST OF U.S. CANADA 125,000 customers Solutions WORLD 70% of sales 8% of sales 320 warehouses and branches 22% of sales 450,000+ products Network Infrastructure •Leading global scale and capabilities provide sustainable differentiators 17

Utility & Broadband Solutions (UBS) Key Growth Drivers billion • Investments in grid modernization, reliability and hardening $4.4 in sales • Continued consolidation in public utilities and outsourcing of supply chain to drive cost savings and efficiency • Power generation mix shift from nuclear and fossil fuels to renewable sources million • 24/7/365 connectivity driving increased bandwidth needs $307 in adjusted EBITDA Pro Forma 2019 385 technical sales specialists By Application By Region Pro Forma TTM as of 9/30/20 235 customer sites managed Broadband 8,500 customers REST OF U.S. CANADA Integrated Supply WORLD 140 warehouses and branches Utility 87% of sales 10% of sales 3% of sales 670,000+ products •Leading market position, with strong growth profile and track record, drives continued upside 18

Fourth Quarter FAQs • Expect sequential sales to moderate due to normal seasonality and fewer workdays (3 fewer workdays than Q3 2020) • Continued focus on cost management: – Maintain control over discretionary spending – Additional realized synergies in Q4 • Effective October 1, returned all employees to full salary, instituted 2020 merit adjustments, and resumed 401(k) company match • Continued elimination of non-essential capital expenditures • Remit first cash interest payments on 2025 and 2028 senior notes in December •Continued focus on execution of integration initiatives 19

Work Days Q1 Q2 Q3 Q4 FY 2018 64 64 63 62 253 2019 63 64 63 62 252 2020 64 64 64 61 253 2021 62 64 64 62 252 20

APPENDIX

Adjusted EPS Q3 2020 YTD Q3 2020 Reported Adjusted Reported Adjusted Results Adjustments 1 Results Results Adjustments 1 Results (in millions, except for EPS) Income from operations $ 178 22 $ 200 $ 254 100 $ 355 Interest expense, net 75 - 75 152 - 152 Other, net (1) - (1) (1) - (1) Income before income taxes 104 22 127 103 100 204 Income tax 24 5 2 29 24 22 2 46 Effective tax rate 23.3% 23.1% 22.9% 22.5% Net income 80 17 97 80 78 158 Less: Non-controlling interests (1) - (1) (1) - (1) Net income attributable to WESCO 81 17 98 81 78 159 Preferred stock dividends 15 - 15 16 - 16 Net income attributable to common stockholders 66 17 84 65 78 143 Diluted Shares 50.5 50.5 45.1 45.1 EPS $ 1.31 $ 1.66 $ 1.44 $ 3.17 1 Merger-related costs and fair value adjustments, gain on sale of an operating branch in the U.S. and the related income tax effects. 2 The adjustments have been tax effected at a rate of 22%. 22

# Capital Structure and Leverage

$ in millions

## EBITDA and Adjusted EBITDA

| | Pro Forma Twelve Months Ended, September 30, 2020 | Reported Twelve Months Ended, December 31, 2019 |
|---|---|---|
| Net income attributable to common stockholders | $ 264 | $ 223 |
| Net loss attributable to noncontrolling interests | (1) | (1) |
| Preferred stock dividends | 16 | - |
| Income tax expense | 40 | 60 |
| Interest expense, net | 217 | 64 |
| Depreciation and amortization | 145 | 62 |
| **EBITDA** | **$ 681** | **$ 408** |
| Other, net | **2** | **1** |
| Stock-based compensation | **44** | **19** |
| Merger-related costs and fair value adjustments | **167** | **3** |
| Gain on sale of asset | **(20)** | **-** |
| **Adjusted EBITDA** | **$ 874** | **$ 431** |
| Cost Synergies[1] | 85 | - |
| **Pro Forma Adjusted EBITDA** | **$ 959** | **$ 431** |

## Debt

| | As of, September 30, | As of, December 31, 2019 | Maturity |
|---|---|---|---|
| AR Revolver (variable) | $ 890 | $ 415 | 2023 |
| Inventory Revolver (variable) | 325 | - | 2025 |
| 2021 Senior Notes (fixed) | 500 | 500 | 2021 |
| 2023 Senior Notes AXE (fixed) | 59 | - | 2023 |
| 2024 Senior Notes (fixed) | 350 | 350 | 2024 |
| 2025 Senior Notes AXE (fixed) | 4 | - | 2025 |
| 2025 Senior Notes (fixed) | 1,500 | - | 2025 |
| 2028 Senior Notes (fixed) | 1,315 | - | 2028 |
| Other | 54 | 28 | Various |
| **Total debt[2]** | **$ 4,997** | **$ 1,293** | |
| Less: cash and cash equivalents | 352 | 151 | |
| **Total debt, net of cash** | **$ 4,645** | **$ 1,142** | |
| **Leverage** | 5.3x | 2.6x | |
| **Pro Forma Leverage** | 4.8x | 2.6x | |

[1] Reflects $85 million of incremental year 1 synergies above $15 million already realized.

[2] Debt is presented in the condensed consolidated balance sheets net of debt discount and debt issuance costs and include adjustments to record the long-term debt assumed in the merger with Anixter at its acquisition date fair value.

Note: For financial leverage ratio in prior periods, see quarterly earnings webcasts as previously furnished to the Securities & Exchange Commission, which can be obtained from the Investor Relations page of WESCO's website at www.wesco.com.

23

Gross Profit and Free Cash Flow $ in millions Gross Profit Three Months Ended, September September 30, 2020 30, 2019 Net sales $ 4,142 $ 2,148 Cost of goods sold 3,356 1,748 Gross profit $ 786 $ 400 Merger-related fair value adjustments to inventory 28 - Adjusted gross profit1 $ 814 $ 400 Gross margin 19.0% 18.6% Adjusted gross margin 1 19.6% 18.6% Free Cash Flow Three Months Ended, September September 30, 2020 30, 2019 Cash flow provided by operations $ 286 $ 126 Less: capital expenditures (15) (9) Add: merger-related expenditures 36 - Free cash flow2 $ 307 $ 117 Adjusted net income 97 64 % of adjusted net income 315% 181% 1 Gross profit is calculated by deducting cost of goods sold, excluding depreciation and amortization, from net sales. Gross margin is calculated by dividing gross profit by net sales. Adjusted gross profit and adjusted gross margin exclude the effect of merger-related fair value adjustments to inventory of $28.0 million for the three and nine months ended September 30, 2020. 2 Free cash flow is provided by the Company as an additional liquidity measure. Capital and merger-related expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund investing and financing activities. Note: For gross profit in prior periods, see quarterly earnings webcasts as previously furnished to the Securities & Exchange Commission, which can be obtained from the Investor Relations page of WESCO’s website at www.wesco.com. 24

Adjusted EBITDA $ in millions EBITDA and Adjusted EBITDA by Segment Three Months Ended September 30, 2020 EES CSS UBS Corporate Total Net income attributable to common stockholders $ 107 $ 91 $ 74 $ (206) $ 66 Net loss attributable to noncontrolling interests - - - (1) (1) Preferred stock dividends - - - 15 15 Income tax expense - - - 24 24 Interest expense, net - - - 75 75 Depreciation and amortization 10 19 8 9 46 EBITDA $ 117 $ 110 $ 82 $ (84) $ 225 Other, net (1) (1) - 1 (1) Stock-based compensation expense - - - 6 6 Merger-related costs - - - 14 14 Merger-related fair value adjustments 12 12 4 - 28 Gain on sale of asset (19) - - - (19) Adjusted EBITDA $ 108 $ 121 $ 86 $ (63) $ 252 Adjusted EBITDA margin % 6.5% 8.7% 7.8% 6.1% Note: EBITDA and Adjusted EBITDA are non-GAAP financial measures that provide indicators of the Company's performance and its ability to meet debt service requirements. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before foreign exchange and other non-operating expenses, non-cash stock-based compensation, costs and fair value adjustments associated with the merger with Anixter, and gain on sale of asset. 25